UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 18, 2008, Philip Morris International Inc. (“PMI”) is hosting a live webcast presentation at the Morgan Stanley Global Consumer & Retail Conference, where PMI’s Chairman and CEO, Mr. Louis Camilleri, will address investors. In connection with this presentation, PMI is furnishing to the Securities and Exchange Commission the following documents attached as exhibits to this Current Report on Form 8-K and incorporated by reference to this Item 7.01: the text of the remarks of Mr. Louis Camilleri attached as Exhibit 99.1 hereto and the presentation slides attached as Exhibit 99.2 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 8.01.	Other Events.

On November 18, 2008, Chairman and Chief Executive Officer, Mr. Louis Camilleri, will address investors at the Morgan Stanley Global Consumer & Retail Conference. In connection with Mr. Camilleri’s remarks, PMI has issued a press release announcing the key highlights of the presentation. The press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

The information on PMI’s website referenced in the press release, including the presentation at the Morgan Stanley Global Consumer & Retail Conference, is not, and shall not be deemed to be, part of this Form 8-K (Item 8.01) or incorporated into any filing PMI makes with the Securities and Exchange Commission, except as expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Remarks of Mr. Camilleri (furnished pursuant to Item 7.01).

99.2	Philip Morris International Inc. presentation slides, dated November 18, 2008 (furnished pursuant to Item 7.01).

99.3	Philip Morris International Inc. Press Release, dated November 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ G. PENN HOLSENBECK
Name:	G. Penn Holsenbeck
Title:	Vice President & Corporate Secretary

DATE: November 18, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Remarks of Mr. Camilleri (furnished pursuant to Item 7.01).

99.2	Philip Morris International Inc. presentation slides, dated November 18, 2008 (furnished pursuant to Item 7.01).

99.3	Philip Morris International Inc. Press Release, dated November 18, 2008.